PROSPECTUS


DECEMBER 13, 1995


              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                  COMMON STOCK
                            ------------------------

    Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company seeking to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund may invest in certain tax-exempt securities which are classified as "private activity bonds" which may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized.


    INVESTMENTS IN MEDIUM TO LOWER RATED MUNICIPAL OBLIGATIONS (SOMETIMES REFERRED TO AS "JUNK BONDS") GENERALLY PROVIDE A HIGHER YIELD THAN HIGHER RATED MUNICIPAL OBLIGATIONS OF SIMILAR MATURITY BUT ARE SUBJECT TO GREATER MARKET RISK AND ARE ALSO SUBJECT TO A GREATER DEGREE OF RISK WITH RESPECT TO THE ABILITY OF THE ISSUER TO MEET ITS PRINCIPAL AND INTEREST OBLIGATIONS. As a result, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully consider the risks before investing. In addition, the Fund should be considered a long-term investment and not a vehicle for trading purposes. See "Risk Factors".



    Shares of Common Stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. As of the date of this Prospectus, net asset value per share is $11.16. Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609) 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases directly through the Fund's transfer agent are not subject to the postage and handling charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase in the continuous offering is $50. See "Purchase of Shares". In connection with an exemption the Fund has obtained from the Securities and Exchange Commission relating to its tender offers, the Fund will not offer its shares during the five business days preceding the termination of a tender offer. See "Tender Offers".


    No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends to consider the making of tender offers on a quarterly basis to purchase all or a portion of the Common Stock of the Fund from shareholders at the net asset value per share. In the event that tender offers are not made, however, shareholders may find that their shares of Common Stock are not marketable. See "Tender Offers". Shares of Common Stock purchased by the Fund pursuant to tender offers which have been held for less than three years will be subject to an "Early Withdrawal Charge" which will not exceed 3.0% of the original purchase amount for such Common Stock, which will be paid to the Fund's distributor. See "Early Withdrawal Charge".

    Merrill Lynch Asset Management, L.P., an affiliate of Merrill Lynch, acts as investment adviser and administrator for the Fund. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before purchasing shares. Investors are advised to read this Prospectus carefully and retain it for future reference.
                            ------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                        PRICE TO                   SALES                 PROCEEDS TO
                                                        PUBLIC(1)                 LOAD(2)                  FUND(3)

----------------------------------------------------------------------------------------------------------------------
Per Share.......................................          $11.16                   None                    $11.16
----------------------------------------------------------------------------------------------------------------------
Total(3)........................................       $158,859,274                None                 $158,859,274
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------



(1) The Common Stock is offered on a best efforts basis at a price equal to net asset value, which from November 2, 1990 (commencement of operations) to the date of this prospectus, has ranged from $10.00 to $11.60 per share.

(2) Because the Distributor will pay all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch) from its own assets, all of the proceeds of the offering will be available to the Fund for investment in portfolio securities. See "Purchase of Shares".

(3) These amounts (a) do not take into account prepaid registration fees, in the amount of approximately $57,000, which will be charged to income as the related shares are issued, and (b) assume all shares currently registered are sold pursuant to a continuous offering.

                            ------------------------
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND

     Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end fund. See "The Fund".

THE OFFERING

     Shares of Common Stock of the Fund may be offered by Merrill Lynch Funds Distributor, Inc. (the "Distributor"), and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

     The Fund will offer its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. See "Purchase of Shares".

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. See "Investment Objective and Policies".

INVESTMENT ADVISER AND ADMINISTRATOR


     Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM") is the Fund's investment adviser and is responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its advisory services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.95 of 1% of the Fund's average daily net assets. For administrative services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.25 of 1% of the Fund's average daily net assets. While the aggregate of the advisory and administrative fees is higher than that paid by most other investment companies, it is similar to that paid by other continuously offered closed-end funds. The Investment Adviser is owned and controlled by Merrill Lynch & Co., Inc. As of October 31, 1995, the Investment Adviser or its affiliate, Fund Asset Management, L.P. had a total of approximately $190.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser. See "Investment Advisory and Administrative Arrangements".


DISTRIBUTIONS

     The Fund intends to declare dividends daily and to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Stock. Net capital gains, if any, will be distributed at least annually to holders of Common Stock.

TENDER OFFERS

     No market presently exists for the Fund's Common Stock and it is not currently anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to consider the making of tender offers on a quarterly basis to purchase Common Stock of the Fund from shareholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board of Directors is under no obligation to authorize the making of a tender offer and no assurance can be given that in any particular quarter a tender offer will be made. If a tender offer is not made, shareholders may be unable to sell their shares. Shares of Common Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to an early withdrawal charge. See "Early Withdrawal Charge". In addition, Merrill Lynch charges its customers a processing fee (presently, $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the postage and handling charge.

SPECIAL CONSIDERATIONS AND RISK FACTORS

     The Fund invests in medium to lower grade or unrated municipal obligations and has been structured as a "non-diversified" closed-end investment company. In addition, the Fund will concentrate its investments in obligations of issuers in the health care industry. As a result, investment in the Fund involves special considerations. See "Risk Factors".

     The Fund expects that there will be no secondary market for its Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount. Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value.

     Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock -- Certain Provisions of the Articles of Incorporation".

     The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, may increase the Fund's expenses. See "Risk Factors".

                                  RISK FACTORS

     Emphasis on Health Care Industry. At least 25% of the Fund's assets will be concentrated in obligations of issuers in the health care industry. Accordingly, the Fund will be more susceptible to factors affecting that industry than will be a municipal bond mutual fund that does not concentrate its investments in such industry. In view of this, an investment in the Fund should be made with an understanding of the characteristics of investments in the health care industry and the risks that such investments may entail. See "Investment Objective and Policies -- Description of Municipal Bonds".

     Lower-Rated Securities. Investment in the Fund's shares involves special risk considerations because a substantial portion of the portfolio will consist of high yielding, medium to lower grade and unrated securities ("high yield securities"). See "Investment Objective and Policies". Because investments in high yield securities entail a somewhat higher risk of loss of income or principal than investments in higher rated securities, an investment in the Fund should not constitute a complete investment program and may not be appropriate for all investors.

     The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions and generally will involve more credit risk than securities in the higher rating categories. Securities rated in the medium and lower rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch"), sometimes referred to as "junk" bonds, are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Even securities rated BBB by S&P or by Fitch or Baa by Moody's, ratings which are considered investment grade, may possess some speculative characteristics.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield securities is relatively new and has not weathered a major economic recession, and it is unknown what effect such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to serve its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In its selection of high yield securities, however, the Investment Adviser will give preference to securities that are secured and not subordinated to other creditors.

     High yield securities may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. Under ordinary circumstances, the Investment Adviser will give preference to securities which have, at a minimum, ten year call protection.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     The Fund acquires a significant portion of its high yield securities upon issuance, which involves special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the special considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     The following table sets forth the average monthly dollar-weighted market value by S&P rating category of the obligations held by the Fund during the fiscal year ended August 31, 1995:

            RATED OBLIGATIONS.............................................  62.99%
            AAA: 7.78%; A: 3.95%; BBB: 27.16%; BB: 22.56% and B: 1.54%.
            UNRATED OBLIGATIONS*..........................................  37.01%

---------------

* Obligations which are not rated by S&P. Such obligations may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 1.62% are of comparable quality to obligations rated AAA, 2.40% are of comparable quality to obligations rated BBB, 26.26% are of comparable quality to obligations rated BB, 6.73% are of comparable quality to obligations rated B. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

     In addition, the Fund may invest in certain types of investments, such as "inverse floating obligations" or "residual interest bonds," the market values of which will generally be more volatile than the market values of fixed rate Municipal Bonds. See "Investment Objective and Policies -- Description of Municipal Bonds."

     Non-Diversified Status. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of a single issuer subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the

"Code"), applicable to the Fund. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

     Leverage. The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, such borrowings may increase the Fund's expenses. The Fund may be required to maintain specified minimum available balances in cash or cash equivalents in connection with borrowings (which may be higher than the Fund would otherwise maintain) or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. As a result, the use of leverage may diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund's willingness to borrow, as opposed to selling portfolio securities, may depend on several factors, including market conditions and interest rates.


     Derivative Securities. The Fund may invest in certain securities which may be considered "derivative securities" including Municipal Bonds the return on which is based on a particular index of value or interest rates, and inverse floating obligations or residual interest bonds on which the interest rates typically decline as market rates increase and increase as market rates decline. Such securities have the effect of providing a degree of investment leverage, which will generally result in the market values of such instruments having greater volatility than the market values of fixed-rate tax-exempt securities. See "Investment Objective and Policies -- Derivative Securities."

                                   FEE TABLE

     The following table is intended to assist Fund investors in understanding the various costs and expenses associated with investing in the Fund.


     SHAREHOLDER TRANSACTION EXPENSES(A)
     -----------------------------------
Sales Load (as a percentage of offering price)........................  None
Dividend Reinvestment Plan Fees.......................................  None
Early Withdrawal Charge (as a percentage of original purchase price or net asset value at the time of repurchase)(b).......................  3.0% during the first year, decreasing 1.0%
                                                                        annually thereafter
                                                                        to 0.0% after the
                                                                        third year



     ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(C)
     ----------------------------------------------------------
Investment Advisory Fee.............................................................   0.95%
Administrative Fee..................................................................   0.25
Other Expenses......................................................................   0.32
                                                                                       ----
Total Annual Expenses...............................................................   1.52%
                                                                                       ====


---------------
(a) Shareholders tendering shares within three years of their purchase may be subject to the Early Withdrawal Charge. See "Early Withdrawal
    Charge" -- page 25.


(b) See "Early Withdrawal Charge" -- page 25.



(c) See "Investment Advisory and Administrative Arrangements" -- page 28.


                            EXAMPLE                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------   ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment assuming (1) total annual expenses of 1.52%, (2) a
  5% annual return throughout the periods and (3) tender at the
  end of the period............................................    $ 45*      $58*       $83        $181
An investor would pay the following expenses on a $1,000
  investment assuming no tender at the end of the period.......    $ 15       $48        $83        $181
                                                                   ====     =====      =====      ======

---------------
* Reflects the Early Withdrawal Charge.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other expenses" are based on estimated amounts through the end of the Fund's current fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those assumed for purposes of the Example. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and repurchases directly through the Transfer Agent are not subject to the processing fee.

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended August 31, 1995 and the independent auditors' report thereon are set forth herein under "Financial Statements".

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                           FOR THE
                                                                                           PERIOD
                                                                                         NOVEMBER 2,
                                                FOR THE YEAR ENDED AUGUST 31,             1990+ TO
   INCREASE (DECREASE) IN NET ASSET      --------------------------------------------    AUGUST 31,
                VALUE:                     1995        1994        1993        1992         1991
--------------------------------------   --------    --------    --------    --------    -----------
Per Share Operating Performance:
     Net asset value, beginning of
       period.........................   $  10.92    $  11.44    $  10.74    $  10.29     $   10.00
                                         --------    --------    --------    --------    -----------
     Investment income -- net.........        .65         .65         .68         .71           .63
     Realized and unrealized gain
       (loss) on investments -- net...        .23        (.45)        .75         .50           .29
                                         --------    --------    --------    --------    -----------
     Total from investment
       operations.....................        .88         .20        1.43        1.21           .92
                                         --------    --------    --------    --------    -----------
Less Dividends and Distributions:
     Investment income -- net.........       (.65)       (.65)       (.68)       (.71)         (.63)
     Realized gain on investments.....       (.15)       (.07)       (.05)       (.05)           --
     In excess of realized gain on
       investments -- net.............       (.03)         --          --          --            --
                                         --------    --------    --------    --------    -----------
     Total dividends and
       distributions..................       (.83)       (.72)       (.73)       (.76)         (.63)
                                         --------    --------    --------    --------    -----------
     Net asset value, end of period...   $  10.97    $  10.92    $  11.44    $  10.74     $   10.29
                                         ========    ========    ========    ========     =========
Total Investment Return*:
     Based on net asset value per
       share..........................       8.74%       1.75%      13.83%      12.29%         9.43%++
                                         ========    ========    ========    ========     =========
Ratios to Average Net Assets:
     Expenses, net of reimbursement...       1.52%       1.48%       1.37%       1.30%          .84%**
                                         ========    ========    ========    ========     =========
     Expenses.........................       1.52%       1.48%       1.47%       1.55%         1.76%**
                                         ========    ========    ========    ========     =========
     Investment income -- net.........       6.11%       5.81%       6.17%       6.85%         7.43%**
                                         ========    ========    ========    ========     =========
Supplemental Data:
     Net assets, end of period (in
       thousands).....................   $198,575    $212,958    $216,922    $170,735     $ 114,628
                                         ========    ========    ========    ========     =========
     Portfolio turnover...............      21.28%      28.51%      28.74%      31.74%        75.92%
                                         ========    ========    ========    ========     =========

---------------

 * Total investment returns exclude the effects of early withdrawal charges, if any. The Fund is a continuously offered closed-end Fund, the shares of which are offered at net asset value; no separate market exists for such shares.

** Annualized.
 + Commencement of Operations.
++ Aggregate total investment return.

                                    THE FUND

     Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is a continuously offered non-diversified, closed-end, management investment company. The Fund was incorporated under the laws of the State of Maryland on August 16, 1990, and has registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. The Fund will seek to achieve its objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations with remaining maturities of greater than one year issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes ("Municipal Bonds"). The Fund at all times, except during temporary defensive periods, will maintain at least 75% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. In the case of Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), these ratings are currently Baa (Moody's) or BBB (S&P or Fitch) or lower, respectively. These are fundamental policies of the Fund and, therefore, may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund presently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the investment objective of the Fund will be realized.

     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a professionally managed portfolio of high-yielding Municipal Bonds. Additionally, investment research and credit analysis relating to the municipal securities in which the Fund seeks to invest are not readily available. Moreover, many of these securities are not widely traded and the execution of transactions in such securities requires expertise. Consequently, the professional portfolio management which is provided by the Investment Adviser is particularly important in the sector of the municipal securities market in which the Fund invests. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Municipal Bonds. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory and administrative fees and operational costs.

     Investments in lower rated Municipal Bonds generally provide a higher yield than higher rated tax-exempt securities of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. See the Appendix to this Prospectus for a description of Moody's, S&P's and Fitch's ratings of Municipal Bonds.

     The Fund will seek to reduce risk through diversification, credit analysis and monitoring of current developments and trends in both the economy and financial markets. The Investment Adviser will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors which will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Investment Adviser will vary the average maturity of the Fund's portfolio securities based upon the Investment Adviser's assessment of economic and market conditions.

     The Fund expects that there will be no secondary market for its Common Stock. Moreover, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end investment companies frequently trade at a discount from their net asset value. The net asset value of the shares of a closed-end investment company, such as the Fund, which invests primarily in fixed income, tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund as a "regulated investment company" for purposes of the Code. See "Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include primarily debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public or private institutions for the construction of facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately-operated facilities and certain local facilities, including pollution control facilities. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be "private activity bonds" as discussed below.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and generally are not secured by a pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations, and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds also may include "moral obligation" bonds which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     The Fund may purchase Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities which are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Bonds which may subject certain investors to an alternative minimum tax. See "Taxes".

     Federal tax legislation has limited the types and volume of bonds qualifying for the Federal income tax exemption of interest. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

     The Fund may invest a relatively high percentage of its assets in Municipal Bonds issued by entities which may be located in the same geographic area, or which may pay their interest obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases. Also, it is anticipated that a significant percentage of the Municipal Bonds in the Fund's portfolio will be issued by entities or secured by facilities with a relatively short operating history. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below. See also "Industrial Development Bonds" below.


     Derivative Securities. The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities, as defined herein) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Investment Adviser believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.



     Health Care Revenue Bonds. These securities include Municipal Bonds issued to finance hospitals, nursing homes and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in the compensation and reimbursement formulae of these governmental programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.


     A number of legislative proposals concerning health care have been introduced in Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

     Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages. To the extent the Fund invests in housing bonds issued by an entity or entities located in the same geographic area, the Fund may be subject to the risks associated with the general economy of such area.

     Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements governing the licensing, construction and operation of nuclear power plants. In addition, the licensing of certain nuclear power plants nearing completion of construction or constructed has been delayed indefinitely by the refusal of state and local officials to cooperate in emergency planning exercises that are a prerequisite to licensing. Each of the problems referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of "take-and-pay" and "take-or-pay" contracts which contracts secure bonds issued by other municipal issuers has been successfully challenged in recent years.

     Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses, and therefore may be subject to fluctuations in such assistance.

     Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

     Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation* and revenues derived from the collection of charges for disposal of solid waste. In addition, construction of such facilities may be subject to cost overruns and the actual costs of operating such facilities may exceed the costs anticipated at the time the bonds were issued. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

     Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specified pollution control facility and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations which could adversely affect the cost or operation of the facility. The Fund will not acquire more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

     Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations for dormitories, classrooms, libraries, research and training facilities and student aid. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

     Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

---------------
* For purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

     Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.

     Industrial Development Bonds ("IDBs"). The Fund reserves the right to invest a portion of its assets in IDBs. IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation for the purpose of financing construction or improvement of a facility to be used by the corporation. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the corporation which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private corporation and be aware of the risks that such an investment may entail. Continued ability of a corporation to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the corporation, capital structure, demand for products or services, competition, general economic conditions, government regulation and the corporation's dependence for revenues on the operation of the particular facility being financed.


     IDBs are often issued to provide funds for corporations from the industries described above and, consequently, are subject to similar risks. IDBs are also issued to provide funds to industrial companies. Investment in particular industries may expose the Fund to risks associated with such industries.


     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

     The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the 1940 Act.

OTHER INVESTMENT POLICIES


     The Fund has the authority to invest as much as 25% of its assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody's, S&P or Fitch). In addition, the Fund reserves the right to temporarily invest more than 20% of its assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody's, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Adviser. The short-term tax-exempt municipal obligations will also be in the highest rating categories as determined either by Moody's (currently, MIG-1 through MIG-2 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-3 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper). Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that the Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured. In connection with an exemption the Fund has obtained from the Securities and Exchange Commission relating to its tender offers, the Fund will not purchase non-investment grade or unrated Municipal Bonds in secondary market transactions during the five business days preceding the termination of a tender offer. See "Tender Offers" and "Appendix -- Ratings of Municipal Obligations."


     The Fund also has adopted certain other policies as set forth below:

     Leverage. The Fund is authorized to borrow money in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, such borrowings may increase the Fund's expenses. In this regard, borrowed funds are subject to interest costs that may offset or exceed the return earned on the securities which otherwise may have been sold by the Fund. See "Risk Factors".

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid, high grade Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

     Repurchase Agreements. The Fund may invest in Municipal Bonds and U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral. Income from repurchase agreements distributed to shareholders will be taxable as ordinary income to shareholders.

OPTIONS AND FUTURES TRANSACTIONS

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

     Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See
"Taxes -- Tax Treatment of Options and Futures Transactions".

     The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

     Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be terminated by entering into a closing sale transaction. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts ("financial futures contracts") and options thereon solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

     The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Directors, the Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices which may become available if the Investment Adviser and the Directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-the-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options ("OTC options") transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on OTC Options. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Securities and Exchange Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized. As a result, the Fund will acquire only those OTC options for which the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures position and premiums paid for outstanding options would exceed 5% of the market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. The Fund must meet certain Federal income tax requirements under the Code in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

     The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option or futures contract.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

     The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money, except as permitted by
     Section 18 of the 1940 Act.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          6. Make loans to other persons except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, United States Government obligations and related indices or otherwise in connection with bona fide hedging activities.

          9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry, except that the Fund will invest 25% or more of its assets in Municipal Bonds issued to finance projects in the health care industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

          1. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.

          2. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch share a common parent, Merrill Lynch & Co., Inc. Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order of the Securities and Exchange Commission or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained which permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund does not presently intend to request an order permitting other principal transactions with Merrill Lynch. See "Portfolio Transactions".

                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of shares of Common Stock of the Fund. The Fund is engaged in a continuous offering of its shares of Common Stock through the Distributor and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch. Shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. In connection with an exemption the Fund has obtained from the Securities and Exchange Commission relating to its tender offers, the Fund will not offer its shares during the five business days preceding the termination of a tender offer. See "Tender Offers".

     To permit the Fund to invest the net proceeds from the sale of its shares of Common Stock in an orderly manner, the Fund may, from time to time, suspend the sale of its shares of Common Stock, except for sales to existing holders of Common Stock and dividend reinvestments.

     Due to the administrative complexities associated with the continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

     The Fund offers its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a postage and handling charge (presently $4.85) to confirm a purchase of shares by such customers. Purchases directly through the Fund's Transfer Agent are not subject to the postage and handling charge.

     The Distributor compensates Merrill Lynch and other selected dealers at a rate of 3.0% of amounts purchased. If the shares remain outstanding after one year from the date of their original purchase, the

Distributor will compensate Merrill Lynch and such dealers at an annual rate equal to 0.25% of the value of Fund shares sold by Merrill Lynch and such dealers and remaining outstanding. These amounts do not represent an expense to the Fund and its shareholders since the payments made by the Distributor will be made from its own assets, which may include amounts received by the Distributor as early withdrawal charges. See "Early Withdrawal Charge". The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit (presently, 8%), as determined from time to time by the National Association of Securities Dealers, Inc. ("NASD"). For the years ended August 31, 1993, 1994 and 1995, the Distributor paid approximately $1.4 million, $1.0 million and $408,920, respectively, to Merrill Lynch in connection with the sale of shares of Common Stock of the Fund.

     Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder's name will be opened automatically, without charge, at the Fund's transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it will not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the Fund's transfer agent must tender the shares for repurchase by the Fund as described under "Tender Offers" so that the cash proceeds can be transferred to the account at the new firm.

     Shares of the Fund's Common Stock may be purchased by residents of Texas only if such investors have (i) a net worth of not less than $75,000 or (ii) a net worth of not less than $40,000 and an annual gross income of not less than $40,000.

                                 TENDER OFFERS

     In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make offers to purchase its shares of Common Stock from all beneficial holders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates ("Tender Offer"). Commencing with the second quarter of Fund operations, the Board of Directors has considered the making of Tender Offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will decide to undertake the making of a Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Investment Restrictions".

     The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price which equals or approximates net asset value.

     Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, if the Fund borrows to finance the making of Tender Offers, interest on such borrowing will reduce the Fund's net investment income.

     It is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objective and policies in order to purchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund,
(c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Other Investment Policies -- Leverage". In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     The Fund has been granted an exemption by the Securities and Exchange Commission relating to Tender Offers which is based on representations by the Fund that no secondary market for shares of the Fund's Common Stock is expected to develop. The exemption is conditioned on (1) the absence of a secondary market, (2) the Fund suspending the offering of its shares during the five business days preceding the termination of a Tender Offer and (3) the Fund refraining from purchasing non-investment grade and unrated Municipal Bonds in secondary market transactions during such five business day period. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternative means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives which the Board of Directors may consider is the listing of the Fund's Common shares on a major domestic stock exchange or on the NASDAQ National Market System in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

     To consummate a Tender Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Investment Adviser would otherwise consider it disadvantageous to do so. In such event gains may be realized on securities held for less than three months. In order to qualify as a regulated investment company under the Code, the Fund must limit such gains and, accordingly, the amount of gain that the Fund could realize in the ordinary course of its portfolio management from sales of other securities held for less than three months would be reduced. This may adversely affect the Fund's yield. See "Taxes".

     Each Tender Offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Taxes". The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender which have been held for less than three years. See "Early Withdrawal Charge". In addition, Merrill Lynch charges its customers a postage and handling charge (presently, $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Fund's Transfer Agent are not subject to the postage and handling charge.

     Shareholders of the Fund have an investment option consisting of the right to reinvest the net proceeds from a sale of shares of the Fund's Common Stock (the "Original Shares") pursuant to a tender offer by the Fund in Class D initial sales charge shares of certain MLAM-sponsored open-end investment companies ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class D Shares. Second, the investment option is available only with respect to the proceeds of shares of the Fund's Common Stock as to which no Early Withdrawal Charge is applicable. Before taking advantage of this investment option, shareholders of the Fund should obtain a currently effective prospectus of the mutual fund which they intend to purchase. To exercise this investment option, shareholders should consult their Merrill Lynch financial consultant.

                            EARLY WITHDRAWAL CHARGE

     An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the shareholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than three years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of

Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the cost of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                   YEAR OF REPURCHASE AFTER PURCHASE                   EARLY WITHDRAWAL CHARGE
                   ---------------------------------                   -----------------------
    First...........................................................             3.0%
    Second..........................................................             2.0%
    Third...........................................................             1.0%
    Fourth and following............................................               0%

     In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over three years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

EXAMPLE:

     Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $12.00 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $6,000), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2.00 per share. Therefore, $4,000 of the $6,000 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

     For the years ended August 31, 1993, 1994 and 1995, the amount paid to the Distributor in Early Withdrawal Charges aggregated $246,377, $191,033 and $130,764, respectively.

                             DIRECTORS AND OFFICERS


     Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (63) -- President and Director(1)(2) -- President of the Investment Adviser (which term as used herein includes its corporate predecessor) since 1977; President of Fund Asset Management, L.P. ("FAM", which term as used herein includes its corporate predecessor) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Executive Vice President of Merrill Lynch since 1990 and Senior Vice President thereof from 1985 to 1990; Director of the Distributor.

     RONALD W. FORBES (55) -- Director(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989 and Associate Professor prior thereto; Member, Task Force on Municipal Securities Markets, Twentieth Century Fund.

     CYNTHIA A. MONTGOMERY (43) -- Director(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 20163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation.

     CHARLES C. REILLY (64) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, 1990; Adjunct Professor, Wharton School, The University of Pennsylvania, 1990; Partner, Small Cities Cable Television since 1986.

     KEVIN A. RYAN (63) -- Director(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University from 1982 to 1994; formerly taught on the faculties of The University of Chicago, Stanford University and The Ohio State University.

     RICHARD R. WEST (57) -- Director(2) -- 287 Genoa Springs Drive, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Professor of Finance, Amos Tuck School of Business Administration from 1976 to 1984 and Dean from 1976 to 1983; Director, Vornado, Inc. (real estate investment trust), Bowne & Co., Inc. (financial printer), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

     TERRY K. GLENN (55) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.


     VINCENT R. GIORDANO (51) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and FAM since 1984; Portfolio Manager of the Investment Adviser and FAM since 1977 and Vice President of the Investment Adviser from 1980 to 1984.



     DONALD C. BURKE (35) -- Vice President(1)(2) -- Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.



     KENNETH A. JACOB (44) -- Vice President and Portfolio Manager(1)(2) -- Vice President of the Investment Adviser since 1984; employed by the Investment Adviser since 1978.



     THEODORE R. JAECKEL, JR. (36) -- Vice President and Portfolio Manager(1)(2) -- Vice President of the Investment Adviser since 1991; prior thereto, Vice President of Chemical Bank.

     GERALD M. RICHARD (46) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Vice President of the Distributor since 1981 and Treasurer since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; employee of the Distributor since 1978.

     ROBERT HARRIS (43) -- Secretary(1)(2) -- Vice President of the Investment Adviser since 1984; Secretary of the Distributor since 1982.
---------------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.


     At September 30, 1995, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding Common Stock of ML&Co. At such date, Mr. Zeikel, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML&Co.


COMPENSATION OF DIRECTORS

     The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of its audit committee, which consists of all of the Directors not affiliated with the Investment Adviser, an annual fee of $1,000; the chairman of the audit committee receives an additional annual fee of $1,000. For the year ended August 31, 1995, fees and expenses paid to the unaffiliated Directors of the Fund aggregated $26,422.

     The following table sets forth for the fiscal year ended August 31, 1995 compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1994 the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors.

                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                        FROM FUND AND
                                                             PENSION OR RETIREMENT     MLAM/FAM ADVISED
                                             COMPENSATION   BENEFITS ACCRUED AS PART    FUNDS PAID TO
             NAME OF DIRECTOR                 FROM FUND         OF FUND EXPENSE          DIRECTORS(1)
-------------------------------------------  ------------   ------------------------   ----------------
Ronald W. Forbes...........................     $4,600                None                 $154,400
Cynthia A. Montgomery......................     $4,600                None                 $133,817
Charles C. Reilly..........................     $4,600                None                 $276,900
Kevin A. Ryan..............................     $4,600                None                 $154,400
Richard R. West............................     $5,600                None                 $300,900

---------------

(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (36 funds); Ms. Montgomery (36 funds); Mr. Reilly (53 funds); Mr. Ryan (36 funds); and Mr. West (53 funds).

              INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

     Merrill Lynch Asset Management, L.P. (the "Investment Adviser"), which is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser or FAM, acts as the investment adviser for more than 130 registered investment companies and also offers investment advisory services to individuals and institutions. As of October 31, 1995, the Investment Adviser and FAM had a total of approximately $190.4 billion in investment company and other assets under management, including accounts of certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership the partners of which are ML&Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


     The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. Theodore R. Jaeckel, Jr. has served as the Portfolio Manager of the Fund since 1995 and is primarily responsible for the Fund's day-to-day management. He has served as Vice President of the Investment Adviser since 1991.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays a monthly fee at an annual rate of 0.95 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock, if any). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Under the terms of an administration agreement with the Fund (the "Administration Agreement"), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Custodian and the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent, expenses of registering the shares under Federal and state securities laws, fees and expenses with respect to any issuance of preferred shares or any borrowing, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the years ended August 31, 1993, 1994 and 1995, the reimbursement for such services aggregated $53,421, $39,397 and $49,486, respectively.

     For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The combined advisory and administration fees are greater than the advisory fees paid by most funds, but are similar in amount to the fees paid by other continuously offered, closed-end funds.

     For the year ended August 31, 1993, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $1,791,108 and the fee paid by the Fund to the Investment Adviser pursuant to the Administration Agreement was $471,341 (based on average daily net assets of approximately $188.5 million). The Investment Adviser voluntarily reimbursed the Fund $188,538 of the combined advisory and administration fees payable by the Fund which resulted in an effective fee rate of 1.10% for the period. For the year ended August 31, 1994, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $2,111,003 and the fee paid by the Fund pursuant to the Administration Agreement was $555,227 (based on average daily net assets of approximately $222.2 million). The Investment Adviser voluntarily reimbursed to the Fund $3,563 of such amount. For the year ended August 31, 1995, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $1,923,921 and the fee paid by the Fund pursuant to the Administration Agreement was $506,295 (based on average daily net assets of approximately $202.5 million). The Investment Adviser did not reimburse any portion of such amount to the Fund.

     Certain states impose limitations on the expenses of the Fund. California's limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. Under Ohio's limitations, the Investment Adviser must reimburse the Fund in an amount necessary to prevent the Fund's aggregate annual expenses (subject to the exclusions set forth above with the exception of distribution fees) from exceeding 2.0% of the Fund's average daily net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

     Unless earlier terminated as described below, the Investment Advisory and Administrative Agreements will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and tender of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $14.00 per shareholder account, and the Transfer Agent is entitled to certain nominal miscellaneous charges and reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended August 31, 1995, the Fund's payments to the Transfer Agent pursuant to the Transfer Agency Agreement, including reimbursement for out-of-pocket expenses, aggregated $124,881. At October 31, 1995, the Fund had 7,249 shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $101,486, plus out-of-pocket expenses.


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. For the years ended August 31, 1993, 1994 and 1995, the Fund did not pay any brokerage commissions.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     The securities in which the Fund will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions". For the years ended August 31, 1993, 1994 and 1995, the Fund engaged in no transactions pursuant to such order. However, affiliated persons of the Fund may serve as its brokers in over-the-counter transactions conducted on an agency basis.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. For the years ended August 31, 1993, 1994 and 1995, the Fund's portfolio turnover rate was 28.74%, 28.51% and 21.28%, respectively.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to continue to distribute all its net investment income. Dividends from such net investment income are paid monthly. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay "exempt-interest" dividends as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes, to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan which have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

OFFERS TO PURCHASE SHARES

     Under current law, a holder of Common Stock, who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such shareholder and any shares considered to be owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the shares. Different tax consequences may apply to tendering and nontendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend or, if the Fund has insufficient earnings and profits, a return of capital or capital gain, depending on the shareholder's basis in the tendered shares. Also, there is a remote risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering. Likewise, if holders of Common Stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment and a remote risk exists that the remaining shareholders may be considered to have received a deemed distribution.

ENVIRONMENTAL TAX

     The Code imposes a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax is imposed for taxable years beginning after December 31, 1986, and before January 1, 1996. The Environmental Tax is imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum tax preferences for corporate shareholders (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of the mark-to-market rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in financial futures contracts or the related options.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

STATE AND LOCAL TAXES

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch financial consultant or by written notification to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See "Taxes".

                                NET ASSET VALUE

     The net asset value per share of Common Stock is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issued 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of each class or series of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

     Shares of Common Stock when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

     The Fund will send unaudited reports at least semi-annually and audited financial statements to all of its shareholders of record. The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of September 30, 1995, exclusive of that held by the Fund.

                                                                                AMOUNT OUTSTANDING
                                                                                AS OF SEPTEMBER 30,
                                                                                1995 (EXCLUSIVE OF
                                                               AMOUNT HELD        AMOUNT HELD BY
                                                  AMOUNT       BY FUND ON          FUND FOR OWN
                 CLASS OF SHARES                AUTHORIZED     OWN ACCOUNT           ACCOUNT)
    -----------------------------------------   -----------    -----------    -----------------------
    Common Stock.............................   200,000,000        --                18,226,100

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by holders of capital stock may be removed from office only for cause by vote of the holders of at least 66 2/3% of the shares of capital stock of the Fund entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

          (i) a merger or consolidation or statutory share exchange of the Fund with other corporations;

          (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

          (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required.

     The Board of Directors has determined that the 66 2/3% voting requirements described in the foregoing paragraph and under "Certain Provisions of the Articles of Incorporation", which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions.

                                PERFORMANCE DATA

     From time to time the Fund may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

     The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the distribution over a stated period and dividing the product by the average per share net asset value. For the year ended August 31, 1995, the Fund earned $0.651 per share income dividends, representing a net annualized yield of 5.93%, based on a month-end per share net asset value of $10.97.

     The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. For the year ended August 31, 1995, the annual total return of the Fund was 8.64%, based on the change in per share net asset value from $10.92 to $10.97, and assuming reinvestment of $0.680 per share income dividends and $0.148 per share capital gains distributions.

     The calculation of yield and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any shareholder's tax liability.

     Yield and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Municipal Bonds and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

     On occasion, the Fund may compare its yield and tax-equivalent yield to yield data published by Lipper Analytical Services, Inc. or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. Yield comparisons should not be considered indicative of the Fund's yield and tax-equivalent yield or relative performance for any future period.

                                   CUSTODIAN

     The Fund's securities and cash are held under a Custody Agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                        AND SHAREHOLDER SERVICING AGENT

     The Transfer Agent for the shares of the Fund is Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289, a wholly owned subsidiary of ML&Co.

     Shareholder Reports. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Brown & Wood, One World Trade Center, New York, New York 10048-0557.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period November 2, 1990 (commencement of operations) to August 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch High Income Municipal Bond Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
September 29, 1995

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                     Issue                                             (Note 1a)
Alabama--0.5%   B+        NR*    $  1,000    Brewton, Alabama, Industrial Development Board, PCR,
                                             Refunding (Container Corporation American Project),
                                             8% due 4/01/2009                                                    $  1,049

Arizona--3.2%   NR*       Aaa       2,920    Arizona Health Facilities Authority, Hospital Systems Revenue
                                             Refunding Bonds (Saint Luke's Health Systems), 7.25% due
                                             11/01/2003 (d)                                                         3,455
                NR*       NR*       1,280    Pima County, Arizona, IDA, Revenue Bonds (La Hacienda
                                             Project), 9.50% due 12/01/2016                                         1,296
                AA        P1        1,500    Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont
                                             Mining Corporation), VRDN, 3.55% due 12/01/2009 (a)                    1,500

California--    NR*       NR*       1,500    Long Beach, California, Redevelopment Agency, M/F Housing
0.7%                                         Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                             6.80% due 9/01/2013                                                    1,380

Colorado--      BBB+      Baa1      2,000    Colorado Health Facilities Authority, Hospital Revenue Bonds
7.8%                                         (P/SL Healthcare System Project), Series A, 6.875% due
                                             2/15/2023                                                              2,232
                                             Denver, Colorado, City and County Airport Revenue Bonds:
                BB        Baa       2,000     AMT, Series A, 7.50% due 11/15/2023                                   2,149
                BB        Baa         900     AMT, Series A, 8% due 11/15/2025                                        993
                BB        Baa       2,000     AMT, Series B, 7.50% due 11/15/2025                                   2,073
                BB        Baa       2,000     AMT, Series D, 7.75% due 11/15/2013                                   2,430
                BB        Baa       1,250     Series A, 7.50% due 11/15/2012                                        1,349
                BB        Baa       2,000     Series A, 7.25% due 11/15/2025                                        2,138
                NR*       NR*       2,000    Mountain Village Metropolitan District, Colorado, Refunding
                                             Bonds (San Miguel County), UT, 8.10% due 12/01/2011                    2,173

Connecticut--   NR*       NR*       1,925    New Haven, Connecticut, Facilities Revenue Bonds (Hill Health
1.0%                                         Corporation Project), 9.25% due 5/01/2017                              2,089

PORTFOLIO ABBREVIATIONS

To simplify the listing of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                     Issue                                             (Note 1a)
Florida--0.7%   BB        NR*    $    960    Jacksonville, Florida, Port Authority, IDA, Revenue Refunding
                                             Bonds (United States Gypsum Corporate Project), 7.25% due
                                             10/01/2014                                                          $    983
                NR*       VMIG1++     100    Palm Beach County, Florida, Water and Sewer Revenue Bonds,
                                             VRDN, 3.55% due 10/01/2011 (a)                                           100
                A1        VMIG1++     300    Pinellas County, Florida, Health Facilities Authority, Revenue
                                             Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                             3.55% due 12/01/2015 (a)                                                 300

Georgia--3.5%   NR*       NR*       2,520    Atlanta, Georgia, Urban Residential Finance Authority, College
                                             Facilities Revenue Bonds (Morris Brown College Project), 9.50%
                                             due 6/01/2011                                                          2,804
                NR*       NR*       2,000    Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                             Housing Mortgage Revenue Bonds (Northside Plaza Apartments
                                             Project), 9.75% due 11/01/2020                                         2,113
                NR*       NR*       2,000    Hancock County, Georgia, COP, 8.50% due 4/01/2015                      2,065

Hawaii--0.9%    AAA       NR*       1,750    Hawaii State Department of Budget and Finance, Special
                                             Purpose Mortgage Revenue Bonds (Citizens Utility Company),
                                             RIB, Series 91-B, 9.085% due 11/01/2021 (g)                            1,853

Illinois--4.7%                               Chicago, Illinois, O'Hare International Airport, Special
                                             Facilities Revenue Bonds:
                BB+       Baa2      4,000     Refunding (American Airlines Inc. Project), 8.20% due
                                              12/01/2024                                                            4,565
                BB        Baa2        450     (United Airlines, Inc.), AMT, Series B, 8.95% due 5/01/2018             508
                BBB+      NR*       2,000    Illinois Educational Facilities Authority Revenue Bonds
                                             (Chicago Osteopathic Health System), 7.25% due 5/15/2022               2,044
                NR*       Baa1      1,250    Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                             Hospital Project), 6.75% due 3/01/2024                                 1,216
                BBB       NR*       1,000    Lansing, Illinois, Sales Tax, Tax Increment Revenue Refunding
                                             Bonds (Landing Redevelopment), 7% due 12/01/2008                       1,074

Indiana--1.6%   A         NR*       1,500    Indiana Bond Bank, Special Hospital Program Revenue Bonds
                                             (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013         1,613
                BB-       Ba3       1,500    Indiana State Development Financing Authority, PCR, Refunding
                                             (Inland Steel Company Project Number 12), 6.85% due 12/01/2012         1,527

Iowa--0.8%      NR*       NR*       1,500    Iowa Finance Authority, Health Care Facilities Revenue Bonds
                                             (Mercy Health Initiatives Project), 9.95% due 7/01/2019                1,583

Kentucky--2.2%  AAA       Aaa       4,000    Louisville, Kentucky, Hospital Revenue Bonds, INFLOS, 9.045%
                                             due 10/01/2014 (b)(g)                                                  4,375

Louisiana--4.1% NR*       Baa3      3,500    Lake Charles, Louisiana, Harbor and Terminal District, Port
                                             Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                             Project), 7.75% due 8/15/2022                                          3,901
                BBB+      Baa       1,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds
                                             (Woman's Hospital Foundation Project), 7.25% due 10/01/2022            1,016
                BB-       NR*       3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                             Company Project), 7.50% due 7/01/2013                                  3,111

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                     Issue                                             (Note 1a)
Massachusetts-- NR*       NR*    $  1,200    Boston, Massachusetts, Industrial Development Financing
8.9%                                         Authority, Solid Waste Disposal Facility Revenue Bonds
                                             (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                      $  1,339
                NR*       Ba        1,060    Lawrence, Massachusetts, GO, 9.875% due 12/15/1998                     1,227
                                             Massachusetts Health and Educational Facilities Authority
                                             Revenue Bonds (New England Memorial Hospital):
                NR*       Ba        3,000     Refunding, Series B, 6.125% due 7/01/2013                             2,453
                NR*       NR*       1,930     Series C, 7% due 4/01/2014                                            1,723
                NR*       NR*         905    Massachusetts Health and Educational Facilities Authority
                                             Revenue Bonds (North Adams Regional Hospital), Series B,
                                             8% due 7/01/1998                                                         980
                NR*       B1        1,675    Massachusetts Industrial Finance Agency Revenue Bonds
                                             (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                   1,802
                BB+       Ba1       1,600    Massachusetts Industrial Finance Agency Revenue Bonds
                                             (Vinfen Corporate Issue), 7.10% due 11/15/2018                         1,584
                NR*       NR*       1,000    Massachusetts Industrial Finance Agency, Solid Waste Disposal
                                             Revenue Bonds (Molten Metal Technology Project), 8.25% due
                                             8/01/2014                                                              1,031
                NR*       NR*       5,000    Massachusetts Port Authority, Special Project Revenue Bonds
                                             (Harborside Hyatt Project), AMT, 10% due 3/01/2026                     5,592

Michigan--      BBB       Ba1       2,900    Detroit, Michigan, GO, UT, Series A, 8.70% due 4/01/2000 (d)           3,440
1.7%

Minnesota--     BBB-      Baa       2,000    Saint Paul, Minnesota, Housing and Redevelopment Authority,
1.1%                                         Hospital Revenue Bonds (Healtheast Project), Series D, 9.75%
                                             due 11/01/2017                                                         2,235
Missouri--      BBB-      NR*       2,935    Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding
5.4%                                         and Improvement Bonds (Tri-State Osteopathic Project), 8.25%
                                             due 12/15/2014                                                         3,000
                                             Missouri Health and Educational Facilities Authority Revenue
                                             Bonds (Southwest Baptist University Project):
                BB        NR*         905     9.50% due 10/01/2001                                                  1,023
                BB        NR*       3,690     9.50% due 10/01/2011                                                  4,253
                AAA       Aaa       2,000    Phelps County, Missouri, Hospital Revenue Bonds (Phelps
                                             County Regional Medical Center), 8.30% due 3/01/2000 (d)               2,342

Nevada--0.4%    BBB+      NR*         750    Las Vegas, Nevada, Downtown Redevelopment Agency, Tax
                                             Increment Revenue Bonds (Fremont Street Project), Series A,
                                             6.10% due 6/15/2014                                                      726
New Hampshire-- BBB+      Baa1      1,845    New Hampshire Higher Educational and Health Facilities
3.7%                                         Authority Revenue Bonds (Saint Joseph Hospital), 7.50% due
                                             1/01/2016                                                              1,903
                BB+       Baa3      5,140    New Hampshire, IDA, PCR (Public Service Company New
                                             Hampshire Project), Series B, 7.50% due 5/01/2021                      5,454

New Jersey--    NR*       Ba        2,150    Atlantic County, New Jersey, Utilities Authority, Solid Waste
8.4%                                         Revenue Bonds, 7.125% due 3/01/2016                                    2,174
                BBB+      Ba        4,000    Camden County, New Jersey, Pollution Control Financing
                                             Authority, Solid Waste Resource Recovery Revenue Bonds,
                                             Series D, 7.25% due 12/01/2010                                         4,081
                                             New Jersey Health Care Facilities, Financing Authority
                                             Revenue Bonds:
                NR*       NR*       4,760     (Riverwood Center Issue), Series A, 9.90% due 7/01/2021               5,331
                BBB-      Baa       4,700     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020             5,074

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                     Issue                                             (Note 1a)
New Mexico--    A         A2     $  1,000    Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
0.5%                                         Corporate Project), 6.50% due 4/01/2013                             $  1,032

New York--      BBB+      Baa1      5,260    New York City, New York, GO, UT, Series C, Sub-Series C-1,
2.8%                                         7.50% due 8/01/2021                                                    5,618

Ohio--2.4%      NR*       Ba2       2,325    Defiance County, Ohio, Economic Development Revenue Bonds
                                             (Kroger Co. Project), 8% due 10/15/2015                                2,519
                AAA       Aaa       2,000    Ohio, HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A-2,
                                             9.538% due 3/24/2031 (c)(g)                                            2,112

Oklahoma--      BB        NR*         985    Blaine County, Oklahoma, Industrial Authority, IDA, Revenue
0.5%                                         Bonds (United States Gypsum Corp. Project), 7.25% due 10/01/2010       1,031

Oregon--1.6%    NR*       NR*       1,000    Western Generation Agency, Oregon, Cogeneration Project
                                             Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                             7.40% due 1/01/2016                                                    1,039
                B+        NR*       1,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                             Corporate Project), 8% due 12/01/2003                                  2,027
Pennsylvania--  NR*       NR*       2,000    Lehigh County, Pennsylvania, General Purpose Authority
12.4%                                        Revenue Bonds (Wiley House), 8.75% due 11/01/2014                      2,038
                BBB-      NR*       5,000    McKean County, Pennsylvania, Hospital Authority Revenue
                                             Bonds (Bradford Hospital Project), 8.875% due 10/01/2020               6,020
                                             Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds:
                NR*       NR*       1,500     (1st Mortgage--Meadowood Corporation Project), Series A,
                                              10.25% due 12/01/2020                                                 1,662
                NR*       Ba        3,400     (Pennsburg Nursing and Rehabilitation Center), 7.625% due
                                              7/01/2018                                                             3,456
                NR*       NR*       2,000    Pennsylvania Economic Development Financing Authority, IDR
                                             (GEHL Company Inc. Project), AMT, Series F, 9% due 9/01/2010           2,157
                NR*       NR*       5,000    Pennsylvania Economic Development Financing Authority,
                                             Recycling Revenue Bonds (Ponderosa Fibres Project), AMT,
                                             Series A, 9.25% due 1/01/2022                                          5,287
                BBB-      NR*       1,000    Pennsylvania Economic Development Financing Authority,
                                             Resource Recovery Revenue Bonds (Colver Project), AMT,
                                             Series D, 7.15% due 12/01/2018                                         1,025
                NR*       NR*       3,000    Washington County, Pennsylvania, Hospital Authority, Revenue
                                             Refunding Bonds (Canonsburg General Hospital Project), 7.35%
                                             due 6/01/2013                                                          3,031

Rhode Island--  BBB+      NR*       1,500    Rhode Island Health and Educational Building Corporation,
1.5%                                         Hospital Revenue Bonds (South County Hospital), 7.25% due
                                             11/01/2011                                                             1,551
                NR*       Ba        1,260    West Warwick, Rhode Island, GO, UT, Series A, 6.80% due
                                             7/15/1998                                                              1,325

Tennessee--     NR*       NR*       4,265    Knox County, Tennessee, Health, Educational and Housing
4.2%                                         Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                             Health System of East Tennessee), 8.60% due 4/15/2016                  4,624
                BBB-      Baa1      3,500    McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                             (Calhoun Newsprint), AMT, 7.40% due 12/01/2022                         3,741

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                          Value
State           Ratings   Ratings  Amount                     Issue                                             (Note 1a)
Texas--6.7%     BB+       Baa2   $  3,000    Dallas-Fort Worth, Texas, International Airport Facilities
                                             Improvement Corporation Revenue Bonds (American Airlines,
                                             Inc.), AMT, 7.25% due 11/01/2030                                    $  3,118
                BBB-      Ba1       4,870    Jefferson County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Bonds (Baptist Healthcare
                                             System Project), 8.875% due 6/01/2021                                  5,346
                BB        Ba        3,270    Odessa, Texas, Junior College District, Revenue Refunding
                                             Bonds, Series A, 8.125% due 12/01/2018                                 3,305
                NR*       VMIG1++     500    Southwest Higher Education Authority Incorporated, Texas,
                                             Revenue Refunding Bonds (Southern Methodist University),
                                             VRDN, 3.50% due 7/01/2015 (a)                                            500
                NR*       NR*       1,845    Swisher County, Texas, Jail Facilities Financing Corporation
                                             Revenue Bonds (Criminal Detention Center), 9.75% due
                                             8/01/2009 (f)                                                             --
                BBB       Baa2      1,000    West Side Calhoun County, Texas, Navigation District, Solid
                                             Waste Revenue Bonds (Union Carbide Chemicals and Plastics),
                                             AMT, 8.20% due 3/15/2021                                               1,108

Utah--2.4%      BBB+      Baa2      1,300    Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                             Bonds (Laidlaw Inc. - ECDC Project), AMT, Series A, 7.50% due
                                             2/01/2010                                                              1,384
                AAA       Aaa       3,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                             Hospitals, Inc.), INFLOS, 9.211% due 5/15/2020 (e)(g)                  3,292

Vermont--0.8%   NR*       NR*       1,500    Vermont Educational and Health Buildings Financing Agency,
                                             Revenue Refunding Bonds (College of St. Joseph Project), 8.50%
                                             due 11/01/2024                                                         1,577

Wisconsin--1.2% NR*       Ba3       2,350    Walworth, Wisconsin, IDA, Revenue Refunding Bonds (United
                                             States Gypsum Corp. Project), 7.25% due 5/01/2010                      2,398

Total Investments (Cost--$180,774)--98.3%                                                                         195,147

Other Assets Less Liabilities--1.7%                                                                                 3,428
                                                                                                                 --------
Net Assets--100.0%                                                                                               $198,575
                                                                                                                 ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(b)MBIA Insured.
(c)GNMA Collateralized.
(d)Prerefunded.
(e)AMBAC Insured.
(f)Non-income producing security.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$180,773,886) (Note 1a)                         $195,147,439
                    Cash                                                                                         135,000
                    Receivables:
                     Interest                                                              $  4,037,207
                     Capital shares sold                                                         43,743        4,080,950
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       7,409
                    Prepaid registration fees and other assets (Note 1e)                                          10,152
                                                                                                            ------------
                    Total assets                                                                             199,380,950
                                                                                                            ------------

Liabilities:        Payables:
                     Dividends to shareholders (Note 1f)                                        446,050
                     Investment adviser (Note 2)                                                161,945
                     Administration (Note 2)                                                     42,617          650,612
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       155,465
                                                                                                            ------------
                    Total liabilities                                                                            806,077
                                                                                                            ------------

Net Assets:         Net assets                                                                              $198,574,873
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,809,646
Consist of:         Paid-in capital in excess of par                                                         185,699,710
                    Accumulated realized capital losses on investments--net                                   (2,713,001)
                    Accumulated distributions in excess of realized capital gains--net                          (595,035)
                    Unrealized appreciation on investments--net                                               14,373,553
                                                                                                            ------------
                    Net assets--Equivalent to $10.97 per share based on 18,096,461
                    shares of capital outstanding                                                           $198,574,873
                                                                                                            ============

                    See Notes to Financial Statements.

Statement of Operations
                                                                                        For the Year Ended August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 15,451,765
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                          1,923,921
                    Administrative fees (Note 2)                                                                 506,295
                    Professional fees                                                                            152,333
                    Transfer agent fees (Note 2)                                                                 124,881
                    Printing and shareholder reports                                                              63,356
                    Advertising                                                                                   57,409
                    Registration fees (Note 1e)                                                                   51,811
                    Accounting services (Note 2)                                                                  49,486
                    Amortization of organization expenses (Note 1e)                                               43,665
                    Listing fees                                                                                  34,342
                    Directors' fees and expenses                                                                  26,422
                    Custodian fees                                                                                20,612
                    Pricing services                                                                              12,973
                    Other                                                                                          5,875
                                                                                                            ------------
                    Total expenses                                                                             3,073,381
                                                                                                            ------------
                    Investment income--net                                                                    12,378,384
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,713,001)
Unrealized          Change in unrealized appreciation on investments--net                                      6,520,321
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 16,185,704
(Notes 1b, 1d & 3):                                                                                         ============

Statements of Changes in Net Assets
                                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                              1995             1994
Operations:         Investment income--net                                                 $ 12,378,384     $ 12,911,107
                    Realized gain (loss) on investments--net                                 (2,713,001)       3,571,349
                    Change in unrealized appreciation on investments--net                     6,520,321      (12,998,193)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     16,185,704        3,484,263
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                  (12,378,384)     (12,911,107)
Distributions       Realized gain on investments--net                                        (2,796,951)      (1,365,806)
To Shareholders     In excess of realized gain on investments--net                             (595,035)              --
(Note 1f):                                                                                 ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (15,770,370)     (14,276,913)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                      (14,798,840)       6,828,611
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (14,383,506)      (3,964,039)
                    Beginning of year                                                       212,958,379      216,922,418
                                                                                           ------------     ------------
                    End of year                                                            $198,574,873     $212,958,379
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)



Financial Highlights
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                        Nov. 2,
from information provided in the financial statements.                                                         1990++ to
                                                                           For the Year Ended August 31,        Aug. 31,
Increase (Decrease) in Net Asset Value:                                1995       1994      1993       1992       1991
Per Share           Net asset value, beginning of period              $  10.92   $  11.44  $  10.74  $  10.29   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .65        .65       .68       .71        .63
                    Realized and unrealized gain (loss) on
                    investments--net                                       .23       (.45)      .75       .50        .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .88        .20      1.43      1.21        .92
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.65)      (.65)     (.68)     (.71)      (.63)
                      Realized gain on investments--net                   (.15)      (.07)     (.05)     (.05)        --
                    In excess of realized gain on investments--net        (.03)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.83)      (.72)     (.73)     (.76)      (.63)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.97   $  10.92  $  11.44  $  10.74   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   8.74%      1.75%    13.83%    12.29%      9.43%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.52%      1.48%     1.37%     1.30%       .84%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.52%      1.48%     1.47%     1.55%      1.76%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.11%      5.81%     6.17%     6.85%      7.43%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $198,575   $212,958  $216,922  $170,735   $114,628
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.28%     28.51%    28.74%    31.74%     75.92%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. The
                    Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect whollyowned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed (a) 2.0% of the Fund's average daily net assets or (b) 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $41,657,329 and $58,801,563, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $  (678,301)   $14,373,553
Short-term investments               (156,729)            --
Financial futures contracts        (1,877,971)            --
                                  -----------    -----------
Total                             $(2,713,001)   $14,373,553
                                  ===========    ===========


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $14,373,553, of which $14,520,979 related to appreciated securities and $147,426 related to depreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $180,773,886.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
August 31, 1995                       Shares        Amount

Shares sold                         1,405,923   $ 15,030,501
Shares issued to share-
holders in reinvestment of
dividends and distributions           630,887      6,628,373
                                   ----------   ------------
Total issued                        2,036,810     21,658,874
Shares tendered                    (3,446,599)   (36,457,714)
                                   ----------   ------------
Net decrease                       (1,409,789)  $(14,798,840)
                                   ==========   ============



For the Year Ended                                  Dollar
August 31, 1994                       Shares        Amount

Shares sold                         2,811,953   $ 31,764,655
Shares issued to share-
holders in reinvestment of
dividends and distributions           526,098      5,902,562
                                  -----------   ------------
Total issued                        3,338,051     37,667,217
Shares tendered                    (2,797,604)   (30,838,606)
                                  -----------   ------------
Net increase                          540,447   $  6,828,611
                                  ===========   ============

                                                                        APPENDIX

                        RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
("MOODY'S") MUNICIPAL BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered to be medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -- Leading market positions in well established industries

        -- High rates of return on funds employed

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

        -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representations and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") MUNICIPAL DEBT RATINGS

     A S&P municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources S&P considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:

     I. -- Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. -- Nature of and provisions of the obligation;

     III. -- Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest high-rated issues only in small degree.

     A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI -- The rating "CI" is reserved to income bonds on which no interest is being paid.

     D -- Debt rated "D" is in default. The D rating category is also used when interest payments or principal repayments are expected to be in default at the payment date, and payment of interest and/or repayment of principal is in arrears. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     *: Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     Commencing on July 27, 1984, S&P instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings and symbols are:

     SP-1 -- A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

     SP-2 -- A satisfactory capacity to pay principal and interest.

     SP-3 -- A speculative capacity to pay principal and interest.

     S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in S&P publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     Trend Indicator: Trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

Improving
Stable        W
Declining
Uncertain
              Z

     Trend indicators are not predictions that any rating change will occur.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Withdrawn: A rating may be withdrawn at Fitch's discretion when an issuer fails to furnish proper and timely information, when an issue matures, or is called or refinanced.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of the occurrence of an event that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade; "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months. Once Fitch completes its analysis of the event, appropriate rating action will be taken and the issue will be removed from FitchAlert. Ratings will also be placed on FitchAlert to notify investors of an upcoming event that is likely to result in a rating change (e.g., court or regulatory action that could result in material liability of an issuer or impair the enforceability of debt obligations). In these instances, FitchAlert will indicate the effect that various possible results might have on the rating.

DESCRIPTION OF FITCH HIGH YIELD BOND RATINGS

     Fitch high yield bond ratings provide a guide to investors in determining the credit risk associated with a security. The rating is an assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. Bonds in default are rated "DDD", "DD", or "D".

     The rating takes into consideration special features of the issue, the relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     It should be noted that issues that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D -- Bonds are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH SHORT-TERM RATINGS

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the investment grade short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

     F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     F-3 -- Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

     F-4 -- Weak Credit Quality. Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D -- Default. Issues carrying this rating are in actual or imminent payment default.

     LOC -- The symbol, LOC, indicates that the rating is based on a letter of credit.

     INS -- The symbol, INS, indicates that the rating is based on an insurance policy or financial guaranty issued by an insurance company.

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                               AUTHORIZATION FORM

--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION


   I, being of legal age, wish to purchase ..... shares of Merrill Lynch High
Income Municipal Bond Fund, Inc. and establish an Investment Account as described in the Prospectus.


   Basis for establishing an Investment Account:

   I enclose a check for $..... payable to Merrill Lynch Financial Data
Services, Inc., as an initial investment (minimum $1,000). (Subsequent investments $50 or more.) I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

(PLEASE PRINT)                                                       ----------------------------------------------
Name.........................................................
          First Name          Initial          Last Name
                                                                     -----------------------------------------------
Name of Co-Owner (if any)....................................                         Social Security No.
                            First Name   Initial   Last  Name                   or Taxpayer Identification No.

Address......................................................
 .............................................................        ..........................................................
                                                   (Zip Code)                                   Date

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto. INSTRUCTION: You must strike out the language in (2) above if you have been notified that you are subject to backup withholding due to underreporting, and if you have not received a notice from the IRS that backup withholding has been terminated. The undersigned authorizes the furnishing of this certification to other Merrill Lynch-sponsored investment companies.


SIGNATURE OF OWNER ............................................................
SIGNATURE OF CO-OWNER  (IF ANY)................................................
 In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.
--------------------------------------------------------------------------------

2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

   Until you are notified by me in writing, the following options with respect to dividends and distributions are elected.

      Ordinary Income Dividends              Long-Term Capital Gains
      ---------------------------------      ---------------------------------
      SELECT  / /     Reinvest               SELECT  / /     Reinvest
      ONE:   / /      Cash                   ONE:   / /      Cash
      ---------------------------------      ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
/ / Check or  / / Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:


I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch High Income Municipal Bond Fund, Inc. Authorization Form.


SPECIFY TYPE OF ACCOUNT (CHECK ONE):  / / checking / / savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .............................. Account Number.......................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor .........................................................
Date............................................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
--------------------------------------------------------------------------------

3. FOR DEALER ONLY

               Branch, Office Address, Stamp
----------                                       ----------





----------                                       ----------


This form when completed should be mailed to:


Merrill Lynch High Income Municipal Bond Fund, Inc.

c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289.

We guarantee the Shareholder's Signature.

 ...............................................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer


----------        --------------

----------        --------------           ...................
Branch-Code           F/C No.               F/C Last Name

----------    -----------------

----------    -----------------
    Dealer's Customer F/C No.

                 [This Page Has Been Left Blank Intentionally]

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                           -------------------------

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
Prospectus Summary....................     2
Risk Factors..........................     4
Fee Table.............................     7
Financial Highlights..................     8
The Fund..............................     9
Investment Objective and Policies.....     9
Investment Restrictions...............    20
Purchase of Shares....................    22
Tender Offers.........................    23
Early Withdrawal Charge...............    25
Directors and Officers................    26
Investment Advisory and Administrative
  Arrangements........................    28
Portfolio Transactions................    31
Dividends and Distributions...........    32
Taxes.................................    33
Automatic Dividend Reinvestment
  Plan................................    36
Net Asset Value.......................    37
Description of Capital Stock..........    37
Performance Data......................    38
Custodian.............................    39
Transfer Agent, Dividend Disbursing
  Agent and Shareholder Servicing
  Agent...............................    39
Legal Opinions........................    40
Independent Auditors..................    40
Independent Auditors' Report..........    41
Financial Statements..................    42
Appendix--Ratings of Municipal
  Obligations.........................    52
Authorization Form....................    61
Code #11263-1295


(LOGO)Z

Merrill Lynch
High Income Municipal
Bond Fund, Inc.

PROSPECTUS


December 13, 1995


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be
retained for future reference.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                   LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                        OR IMAGE IN TEXT
----------------------                   -------------------
Compass plate, circular               Back cover of Prospectus
graph paper and Merrill Lynch
logo including stylized market
bull

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 13, 1995



                        FOR USE IN THE STATE OF ARIZONA


     The Fund invests primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer. Investments in medium to lower rated municipal obligations generally provide a higher yield than higher rated municipal obligations of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. As a result, an investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. In addition, the Fund should be considered a long-term investment and not a vehicle for trading purposes. See "Risk Factors".

     THESE ARE SPECULATIVE SECURITIES.


Code #11263AZ-1295

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 13, 1995


                       FOR USE IN THE STATE OF NEW JERSEY

     THESE ARE SPECULATIVE SECURITIES. AN INVESTMENT IN THE FUND MAY INVOLVE SIGNIFICANT RISKS.

     THE FUND MAY INVEST IN MEDIUM TO LOWER RATED MUNICIPAL OBLIGATIONS AND IN CERTAIN MUNICIPAL OBLIGATIONS THAT ARE CONSIDERED DERIVATIVE INSTRUMENTS. SUCH MUNICIPAL OBLIGATIONS MAY HAVE CERTAIN SPECULATIVE CHARACTERISTICS.


     In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments which may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon entered into for hedging purposes. See "Investment Objective and Policies -- Options and Futures Transactions." Such investments also include municipal obligations the return on which is based on a particular index of value or interest rates, and inverse floating obligations or residual interest bonds on which interest rates typically decline as market rates increase and increase as market rates decline. Such municipal obligations have the effect of providing a degree of investment leverage, which will generally result in the market values of such instruments having greater volatility than the market values of fixed-rate municipal obligations. See "Investment Objective and Policies -- Description of Municipal Bonds -- Derivative Securities."


Code #11263NJ-1295